EXHIBIT 1

                         JOINT ACQUISITION STATEMENT
                         PURSUANT TO RULE 13D-1(f) 1

The undersigned acknowledge and agree that the foregoing statement on Schedule
13D, as amended, is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D, as amended, shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

DATED:  November 26, 1996
                                       /s/ Ellen Martino
                                       Ellen Martino, as Attorney-in
Fact for
                                       William Ehrman, individually and
as
                                       general partner of each of  EGS
                                       ASSOCIATES, L.P., BEV PARTNERS,
L.P.,
                                       and JONAS PARTNERS, L.P., and as
a
                                       member of EGS PARTNERS, L.L.C.

                                       /s/ Ellen Martino
                                       Ellen Martino, as Attorney-in-
Fact for
                                       Frederic Greenberg, individually
and
                                       as general partner of each of
EGS
                                       ASSOCIATES, L.P., BEV PARTNERS,
L.P.,
                                       and JONAS PARTNERS, L.P., and as
a
                                       member of EGS PARTNERS, L.L.C.


                                       /s/ Frederick Ketcher
                                       Frederick Ketcher, individually
and as
                                       general partner of each of  EGS
                                       ASSOCIATES, L.P., BEV PARTNERS,
L.P.,
                                       and JONAS PARTNERS, L.P., and as
a
                                       member of EGS PARTNERS, L.L.C.


                                       /s/ Jonas Gerstl
                                       Jonas Gerstl, individually and as
                                       general partner of each of  EGS
                                       ASSOCIATES, L.P., BEV PARTNERS,
L.P.,
                                       and JONAS PARTNERS, L.P., and as
a
                                       member of EGS PARTNERS, L.L.C.


                                       /s/ James McLaren
                                       James McLaren, individually and
as
                                       general partner of each of  EGS
                                       ASSOCIATES, L.P., BEV PARTNERS,
L.P.,
                                       and JONAS PARTNERS, L.P., and as
a
                                       member of EGS PARTNERS, L.L.C.